ELCOM INTERNATIONAL, INC.
                        2001 ANNUAL REPORT ON FORM 10-K
                               INDEX TO EXHIBITS

Exhibit No.                             Description
___________                             ___________

2.1 Agreement for the sale and purchase of shares in the capital of Prophet Group Limited dated December 6, 1996, by and among Lantec (Management) Limited (a subsidiary of the Registrant) and the Vendors (as defined therein). (3)

2.5 Agreement for the sale and purchase of shares in the capital of Data Supplies Limited dated February 21, 1997, by and among Elcom Group Limited (a subsidiary of the Registrant), the Vendor (as defined therein) and Mr. Savage. (4)

2.6 Offer for the Sale of Business and Certain Assets of Elcom Holdings Limited and Elcom Information Technology Limited. (31)

2.61      Domain Name Transfer Documents. (31)

2.62      Lloyds TSB Novation Agreement. (31)

2.63      Property Document. (31)

2.64      Elcom Logo License. (31)

2.65      Starbuyer Trademark License. (31)

3.3       Second Restated Certificate of Incorporation of the Registrant. (5)

3.4       By-Laws of the Registrant, amended as of November 6, 1995. (1)

4.4       Specimen certificate of the Registrant's Common Stock. (1)

4.5 Form of 8% Series A Cumulative Convertible Preferred ("Series A") Stock Purchase Agreement, with attached list of purchasers and number of shares purchased, as of December 10, 1993. (1)

4.8 Form of Series B Preferred Stock Purchase Agreement for Closings held on April 15, June 21 and August 11, 1994, with attached list of purchasers and number of shares purchased. (1)

4.9 Form of Series B Preferred Stock Purchase Agreement for Closings held on December 30, 1994 and February 6, 1995, with attached list of purchasers and number of shares purchased. (1)

4.10 Form of Series C Preferred Stock Purchase Agreement for Closings held on June 22 and June 30, 1995, with attached list of purchasers and number of shares purchased. (1)

4.12 Securities Agreement, dated September 1, 1993, as amended February 1, 1994, by and among the Registrant, Robert J. Crowell, and 19 other listed purchasers, as of June 2, 1995 (1), and list of other assignees of certain registration rights thereunder. (14)

4.13 Securities Agreement, dated October 28, 1994, by and among the former stockholders of CSI and the Registrant. (1)

4.14 Computerware Stockholders' Agreement, dated February 6, 1995, by and among the Registrant, Robert J. Crowell and the former shareholders of Computerware. (1)

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Exhibit No.                             Description
___________                             ___________

4.15 Amended and Restated Lantec Stockholders' Agreement, dated April 6, 1996, by and among the Registrant, Robert J. Crowell and the former shareholders of Lantec (6) and Renouncement of related Board Observer Right effective December 16, 1999. (21)

4.16 Form of Lantec Warrant Agreement, dated January 7, 2000, with attached Second Amended List of Holders of Warrants to Purchase Common Shares of the Registrant. (21)

4.17 AMA Securities Agreement, dated February 29, 1996, by and among the Registrant and the former stockholders of AMA (UK) Limited. (9)

4.18 Final Agreement of Settlement and Mutual Release of All Claims and Demands, dated March 26, 1997, by and among the Registrant and certain of its subsidiaries, and the Former Shareholders of Computerware Business Trust. (13)

10.1 Form of Indemnity Agreement for Executive Officers and/or Directors of the Registrant (1), with attached list of Director and/or Executive Officer Indemnitees. (18) (*)

10.2 Stock Option Plan of the Registrant dated February 23, 1993, as amended June 3, 1994 and November 6, 1995. (1) (*)

10.3 1995 (Computerware) Stock Option Plan of the Registrant, dated February 6, 1995 (1), as amended by Amendment No. 1 dated August 19, 1996. (9) (*)

10.4 $80,000,000 Business Credit and Security Agreement Dated as of March 1, 1997 among Elcom Services Group, Inc. and Deutsche Financial Services Corporation (9), and Amendments to Business Credit and Security Agreement. (12)(15)(18)(22)(23)(26)(27)

10.5 Lease Agreement for the Registrant's Headquarters, dated July 5, 1993, by and among Oceana Way Associates and the Registrant (1), and Agreement of Amendment thereto, dated October 20, 1997 (14), and December 31, 2000. (26)

10.6      Lease  Agreements  for  Lantec   Headquarters,   among  Allied  Dunbar
          Assurance PLC to Businessland (UK) Limited and Businessland Inc., dated November 23, 1988, with Licenses to Assign to Lantec Information Services Ltd., and Supplemental Deed dated November 4, 1993. (1)

10.7 Structured Equity Line Flexible Financing Agreement, dated December 30, 1999, between the Registrant and Cripple Creek Securities, LLC
          (20), Amended and Restated Structured Equity Line Flexible Financing Agreement, dated April 7, 2000 (20), Amendment No. 1 (20), and Amendment No. 2 (22)

10.8 Registration Rights Agreement, dated December 30, 1999, between the Registrant and Cripple Creek Securities, LLC. (20), and Amended and Restated Registration Rights Agreement, dated April 7, 2000. (20)

10.9 Form of Warrant and Minimum Commitment Warrant of the Registrant issuable to Cripple Creek Securities, LLC. (20)

10.10 Warrant Agreement, dated as of December 30, 1999, between the Company and Wit Capital Corporation. (20)

10.11 Warrant Agreement, dated December 3, 2001, between the Company and Cripple Creek Securities, LLC. (x)

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Exhibit No.                             Description
___________                             ___________


10.13 Lock Box Agreement, dated May 1, 1994, by and among Deutsche, Fleet Bank of Massachusetts and the Registrant; and Storage Agreement by and between Ingram Micro and Deutsche. (1)

10.15 Guaranty by the Registrant in favor of Deutsche Financial Services Corporation (UK) LTD., dated December 1, 1997, guarantying Elcom Group Limited's indebtedness to Deutsche. (14)

10.19     Amended Employment  Agreement by and between the Registrant and Robert
          J. Crowell dated June 1, 1997 (11), and Form of Consulting Agreement appended thereto as Exhibit A. (12) (*)

10.22 Employment Agreement by and between the Registrant and James Rousou, dated December 8, 1999. (21)

10.24 Standard Conditions for the Sale and Purchase of Debts, dated December 3, 1997, between Elcom Group Limited and Deutsche Financial Services
          (UK) LTD. (14)

10.25 Agreement for the Sale and Purchase of Debts dated December 3, 1997, between Elcom Group Limited and Deutsche Financial Services (UK) LTD.
          (14)

10.29 1995 Non-Employee Director Stock Option Plan of the Registrant, dated October 9, 1995 (1), and Amendment No. 1 thereto. (11) (*)

10.33 Guaranty by the Registrant in favor of Deutsche Financial Services Corporation, dated November 6, 1995, guarantying Elcom Services Group, Inc.'s indebtedness to Deutsche. (1)

10.34 Guaranty by the Registrant in favor of Deutsche Financial Services Corporation, dated March 31, 1999, guarantying elcom.com, inc.'s indebtedness to Deutsche. (18)

10.36     The 1996 Stock Option Plan of Elcom International, Inc. (8) (*)

10.38 The 1997 Stock Option Plan of Elcom International, Inc. (11), and Amendments One and Two thereto. (14) (17) (*)

10.381    The 2000 Stock Option Plan of the Registrant. (25)

10.382    The 2001 Stock Option Plan of the Registrant. (26)

10.383    The 2001 Stock Option Plan of the Registrant, as amended and restated.
          (28)

10.39 Elcom International, Inc. Executive Profit Performance Bonus Plan for Executive Officers dated September 4, 1997. (12) (*)

10.40 Elcom International, Inc. Key Personnel Profit Performance Bonus Plan dated September 4, 1997. (12) (*)

10.42     Wit Capital Corporation Engagement Letter, dated July 8, 1999. (19)

10.43 Debt Purchase Agreement between Lloyds TSB Commercial Finance Limited and Elcom Holdings Limited. (26)

10.44 Debt Purchase Agreement between Lloyds TSB Commercial Finance Limited and Elcom Information Technology Limited. (26)

10.45 Lloyds TSB Commercial Finance Limited Standard Terms and Conditions for the Purchase of Debts Incorporated in Debt Purchase Agreement (Elcom Holdings Limited.) (26)

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Exhibit No.                             Description
___________                             ___________

10.46 Lloyds TSB Commercial Finance Limited Standard Terms and Conditions for the Purchase of Debts Incorporated in Debt Purchase Agreement (Elcom Information Technology Limited.) (26)

10.47 All Assets Debenture Given By Elcom Holdings Limited in Favor of Lloyds TSB Commercial Finance Limited. (26)

10.48 All Assets Debenture Given By Elcom Information Technology Limited in Favor of Lloyds TSB Commercial Finance Limited. (26)

10.49 Guarantee and Indemnity between Elcom Information Technology Limited, Elcom Holdings Limited and Lloyds TSB Commercial Finance Limited. (26)

10.491    Undertaking   and  Indemnity   between   Peter  Alan  Rendall,   Elcom
          International, Inc. and Lloyds TSB Commercial Finance Limited. (26)

10.492    Undertaking  and  Indemnity   between  Robert  Jeryl  Crowell,   Elcom
          International, Inc. and Lloyds TSB Commercial Finance Limited. (26)

21.1      List of the Registrant's Subsidiaries. (21)

23.1      Consent of KPMG LLP. (x)

99.1      News Release, dated January 10, 2001. (24)

99.2      News Release, dated November 27, 2001. (29)

99.3      New Release, dated December 5, 2001. (30)

99.4      News Release, dated January 2, 2002. (31)

_____________________________

(1) Previously filed as an exhibit to Registration Statement No. 33-98866 on Form S-1 and incorporated herein by reference.

(2) Previously filed as an exhibit to Current Report on Form 8-K (date of report February 29, 1996) filed March 14, 1996, and incorporated herein by reference.

(3) Previously filed as an exhibit to Current Report on Form 8-K (date of report December 6, 1996) filed December 19, 1996 (file no. 000-27376), and incorporated herein by reference.

(4) Previously filed as an exhibit to Current Report on Form 8-K (date of report February 21, 1997) filed March 6, 1997, and incorporated herein by reference.

(5) Previously filed as an exhibit to Registrant's Annual Report on Form 10-K for the year ended December 31, 1995 (file no. 000-27376), and incorporated herein by reference.

(6) Previously filed as an exhibit to Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 (file no. 000-27376), and incorporated herein by reference.

(7) Previously filed as an exhibit to Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996, and incorporated herein by reference.

(8) Previously filed as an exhibit to Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, and incorporated herein by reference.

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(9)       Previously  filed as an exhibit to Registrant's  Annual Report on Form
          10-K for the year ended December 31, 1996, and incorporated herein by reference.

(10) Previously filed as an exhibit to Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997, and incorporated herein by reference.

(11) Previously filed as an exhibit to Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997, and incorporated herein by reference.

(12) Previously filed as an exhibit to Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, and incorporated herein by reference.

(13) Previously filed as an exhibit to Registrant's Current Report on Form 8-K dated March 26, 1997 and incorporated herein by reference.

(14) Previously filed as an exhibit to Registrant's Annual Report on Form 10-K for the year ended December 31, 1997, and incorporated herein by reference.

(15) Previously filed as an exhibit to Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998, and incorporated herein by reference.

(16) Previously filed as an exhibit to Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998, and incorporated herein by reference.

(17) Previously filed as an exhibit to Registrant's Annual Report on Form 10-K for the year ended December 31, 1998 and incorporated herein by reference.

(18) Previously filed as an exhibit to Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, and incorporated herein by reference.

(19) Previously filed as an exhibit to Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, and incorporated herein by reference.

(20) Previously filed as an exhibit to Registration Statement No. 333-94743 on Form S-3 and incorporated herein by reference.

(21) Previously filed as an exhibit to Registrant's Annual Report on Form 10-K for the year ended December 31, 1999, and incorporated herein by reference.

(22) Previously filed as an exhibit to Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, and incorporated herein by reference.

(23) Previously filed as an exhibit to Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, and incorporated herein by reference.

(24) Previously filed as an exhibit to Registrant's Current Report on Form 8-K dated January 26, 2001 and incorporated herein by reference.

(25) Previously filed as an exhibit to Registration Statement No. 333-54852 on Form S-8 and incorporated herein by reference.

(26) Previously filed as an exhibit to Registrant's Annual Report on Form 10-K for the year ended December 31, 2000, and incorporated herein by reference.

(27) Previously filed as an exhibit to Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, and incorporated herein by reference.

(28) Previously filed as an exhibit to Registration Statement No. 333-61316 on Form S-8 and incorporated herein by reference.

(29) Previously filed as an exhibit to Registrant's Current Report on Form 8-K dated November 27, 2001, and incorporated herein by reference.
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(30)      Previously filed as an exhibit to Registrant's  Current Report on Form
          8-K dated November 30, 2001, and incorporated herein by reference.

(31) Previously filed as an exhibit to Registrant's Current Report on Form 8-K dated December 31, 2001, and incorporated herein by reference.

(x)       Filed herewith.

(*)       Management contract or compensatory plan or arrangement.

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